                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           June 27, 2008
                                                --------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

        Delaware                      001-13403                84-1032638
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(State or other jurisdiction        (Commission             (IRS Employer
    of incorporation)               File Number)          Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri          64116
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (816) 584-5000
                                                  ------------------------------
                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On June 27, 2008,  American Italian Pasta Company (the "Company") issued a press release  providing certain 2007 fiscal year financial data. The press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01   Other Events

The Company's  press release also  announced  that its  restatement  process was complete  and that with the  filing of its 10-K for the 2007  fiscal  year it is current with its annual SEC reporting requirements.

Item 9.01   Financial Statements and Exhibits.

            (d) Exhibits.

            99.1      Press release dated June 27, 2008.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: July 1, 2008             AMERICAN ITALIAN PASTA COMPANY

                                    By:  /s/  Paul R. Geist
                                    --------------------------------------------
                                             Paul R. Geist
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number             Description
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    99.1                   Press release dated June 27, 2008.